                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 28, 2005

                            PSYCHEMEDICS CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                 (State if Other Jurisdiction of Incorporation)

       1-13738                                           58-1701987
(Commission File Number)                    (I.R.S. Employer Identification No.)

125 NAGOG PARK, ACTON, MASSACHUSETTS                                       01720
  (Address of Principal Executive Offices)                            (Zip Code)

                                 (978) 206-8220
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 28, 2005, Psychemedics Corporation (the "Company") entered into a change in control severance agreement with William R. Thistle, Senior Vice President of the Company. The agreement is for a five year term commencing on March 28, 2005. It provides that if the Company terminates Mr. Thistle's employment for any reason other than for Cause (as defined in the agreement), death or disability (as defined in the agreement) or if Mr. Thistle terminates his employment for a Good Reason (as defined below), in either case, within twelve months following a Change in Control (as defined in the agreement), he will be entitled to receive Termination Pay (as defined below) for a period of twelve months from the date of such termination. Termination Pay includes average monthly base salary and bonus compensation paid or accrued during the twelve month period preceding such termination. Good Reason includes a reduction in Mr. Thistle's base salary below $222,500 or such higher base salary as is in effect immediately prior to such reduction, or a material decrease in his duties or responsibilities. The agreement also prohibits Mr. Thistle from working for a competitor of the Company or from soliciting employees of the Company during the period he is eligible to receive Termination Pay under the agreement. The foregoing summary of the change in control severance agreement with Mr. Thistle does not purport to be complete and is qualified in its entirety by reference to the change in control severance agreement which is attached hereto as Exhibit
10.1 and incorporated by reference into this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

            The following exhibits are filed herewith:

            10.1 Change in Control Severance Agreement dated March 28, 2005 between Psychemedics Corporation and William R. Thistle.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PSYCHEMEDICS CORPORATION
Dated: March 30, 2005

                                       By:  /s/ Peter C. Monson
                                           ------------------------------------
                                            Peter C. Monson, Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION

10.1 Change in Control Severance Agreement dated March 28, 2005 between Psychemedics Corporation and William R. Thistle.